Net Loss per Share	12 Months Ended
Dec. 31, 2021
Net Loss per Share
Net Loss per Share

Note 13 — Net Loss per Share

The Company’s potential dilutive securities have been excluded from the computation of diluted net loss per share as the effect would be to reduce the net loss per share. Therefore, the weighted average number of common shares outstanding used to calculate both basic and diluted net loss per share is the same.

The Company excluded the following potential common shares from the computation of diluted net loss per share for the periods indicated below because including them would have had an anti-dilutive effect. The following table summarizes the number of underlying shares outstanding as of December 31, 2021 and 2020. As a result of the Business Combination, the underlying shares have been retroactively restated to give effect to the recapitalization based on the Exchange Ratio.

	As of December 31,
	2021	2020
Convertible notes payable	7,640,261	5,484,330
Outstanding warrants	24,365,730	—
Stock options	3,209,517	3,892,837
Restricted stock units	935,148	—
Common and preferred Series C warrants	—	6,548,395
Total potential anti-dilutive stock	36,150,656	15,925,562